UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 25, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On May 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 25, 2005 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Mortgage Pass-Through Certificates, Series 2005-AR1
----------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: May 26, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         May 25, 2005

Exhibit 99.1

Monthly Certificateholder Statement on May 25, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 May 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1         69,729,000.00      68,252,178.75      887,463.49     293,707.81   1,181,171.30    0.00          0.00     67,364,715.26
IA2          7,748,000.00       7,583,901.69       98,611.30      34,089.19     132,700.49    0.00          0.00      7,485,290.39
IIA1       115,800,000.00     112,252,912.57    2,105,649.34     308,695.51   2,414,344.85    0.00          0.00    110,147,263.23
IIA2       113,411,000.00     109,937,090.39    2,062,208.96     300,494.71   2,362,703.67    0.00          0.00    107,874,881.43
IIA3        25,468,000.00      24,687,885.81      463,097.39      69,331.81     532,429.20    0.00          0.00     24,224,788.42
M1          21,237,000.00      21,237,000.00            0.00      63,534.03      63,534.03    0.00          0.00     21,237,000.00
M2           6,520,000.00       6,520,000.00            0.00      20,483.67      20,483.67    0.00          0.00      6,520,000.00
M3           3,726,000.00       3,726,000.00            0.00      11,861.10      11,861.10    0.00          0.00      3,726,000.00
M4           3,353,000.00       3,353,000.00            0.00      11,931.09      11,931.09    0.00          0.00      3,353,000.00
M5           3,167,787.00       3,167,787.00            0.00      12,987.93      12,987.93    0.00          0.00      3,167,787.00
P                  100.00             100.00            0.00      48,492.06      48,492.06    0.00          0.00            100.00
R                    0.00               0.00            0.00           0.00           0.00    0.00          0.00              0.00
TOTALS     370,159,887.00     360,717,856.21    5,617,030.48   1,175,608.91   6,792,639.39    0.00          0.00    355,100,825.73
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X          372,581,567.00     363,139,536.10            0.00     709,356.81     709,356.81    0.00          0.00    357,522,505.62
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1       65535VHW1     978.82055888      12.72732278    4.21213283   16.93945561          966.09323610       IA1      5.163928 %
IA2       65535VHX9     978.82055885      12.72732318    4.39974058   17.12706376          966.09323567       IA2      5.393928 %
IIA1      65535VHY7     969.36884775      18.18350035    2.66576434   20.84926468          951.18534741       IIA1     3.300000 %
IIA2      65535VHZ4     969.36884773      18.18350037    2.64960815   20.83310852          951.18534736       IIA2     3.280000 %
IIA3      65535VJA7     969.36884757      18.18350047    2.72231074   20.90581121          951.18534710       IIA3     3.370000 %
M1        65535VJB5   1,000.00000000       0.00000000    2.99166690    2.99166690        1,000.00000000       M1       3.590000 %
M2        65535VJC3   1,000.00000000       0.00000000    3.14166718    3.14166718        1,000.00000000       M2       3.770000 %
M3        65535VJD1   1,000.00000000       0.00000000    3.18333333    3.18333333        1,000.00000000       M3       3.820000 %
M4        65535VJE9   1,000.00000000       0.00000000    3.55833284    3.55833284        1,000.00000000       M4       4.270000 %
M5        65535VJF6   1,000.00000000       0.00000000    4.10000104    4.10000104        1,000.00000000       M5       4.920000 %
P         65535VJH2   1,000.00000000       0.00000000          ####           ###        1,000.00000000       P        0.000000 %
TOTALS                  974.49202055      15.17460610    3.17594896   18.35055507          959.31741445
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
X         65535VJG4     974.65781526       0.00000000    1.90389668    1.90389668          959.58184002       X        2.344080 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

Principal Funds:
                         Scheduled Principal Payments (Total)                                           84,857.24
                                                Group 1                                                 21,897.97
                                                Group 2                                                 62,959.27

                         Principal Prepayments (Total)                                               5,532,020.58
                                                Group 1                                                964,182.98
                                                Group 2                                              4,567,837.60

                         Repurchase Principal (Total)                                                        0.00
                                                Group 1                                                      0.00
                                                Group 2                                                      0.00

                         Substitution Amounts (Total)                                                        0.00
                                                Group 1                                                      0.00
                                                Group 2                                                      0.00

                         Net Liquidation Proceeds (Total)                                                    0.00
                                                Group 1                                                      0.00
                                                Group 2                                                      0.00

                         Insurance Proceeds (Total)                                                          0.00
                                                Group 1                                                      0.00
                                                Group 2                                                      0.00

                         Other Principal (Total)                                                           152.66
                                                Group 1                                                     -6.16
                                                Group 2                                                    158.82

Interest Funds:
                         Scheduled Gross Interest (Total)                                            1,916,666.97
                                                Group 1                                                423,410.64
                                                Group 2                                              1,493,256.33

                         Servicing Fees (Total)                                                         75,654.08
                                                Group 1                                                 17,763.71
                                                Group 2                                                 57,890.37

                         Credit Risk Management Fees (Total)                                             4,539.24
                                                Group 1                                                  1,065.82
                                                Group 2                                                  3,473.42

Prepayment Penalties:
                         Prepayment Penalties (Total)                                                   48,492.06
                                                Group 1                                                 19,183.50
                                                Group 2                                                 29,308.56

                         Balance of Loans w/Prepayment Penalties (Total)                             2,251,443.87
                                                Group 1                                                814,750.00
                                                Group 2                                              1,436,693.87

                         Count of Loans w/Prepayment Penalties (Total)                                       9.00
                                                Group 1                                                      2.00
                                                Group 2                                                      7.00

Pool Detail:
                         Beginning Number of Loans Outstanding (Total)                                      1,437
                                                Group 1                                                       328
                                                Group 2                                                     1,109

                         Beginning Aggregate Loan Balances (Total)                                 363,139,536.40
                                                Group 1                                             85,265,788.65
                                                Group 2                                            277,873,747.75

                         Ending Number of Loans Outstanding (Total)                                         1,414
                                                Group 1                                                       325
                                                Group 2                                                     1,089

                         Ending Aggregate Loan Balances (Total)                                    357,522,505.92
                                                Group 1                                             84,279,713.86
                                                Group 2                                            273,242,792.06

                         Beginning Gross Weighted Average Coupon (Deal)                                  6.3337 %
                                                Group 1                                                  5.9589 %
                                                Group 2                                                  6.4486 %

                         Weighted Average Term to Maturity (Deal)                                             355
                                                Group 1                                                       355
                                                Group 2                                                       355

                         Current Advances (Total)                                                             N/A
                                                Group 1                                                       N/A
                                                Group 2                                                       N/A

                         Outstanding Advances (Total)                                                         N/A
                                                Group 1                                                       N/A
                                                Group 2                                                       N/A

                         Delinquent Mortgage Loans
                                    Group 1
                                                                             Principal
                                   Category              Number               Balance                Percentage
                                   1 Month                         1              399,200.00                   0.47 %
                                   2 Month                         0                    0.00                   0.00 %
                                   3 Month                         0                    0.00                   0.00 %
                                   Total                       1                  399,200.00                   0.47 %
                                    Group 2
                                                                             Principal
                                   Category              Number               Balance                Percentage
                                   1 Month                         8            1,898,673.88                   0.69 %
                                   2 Month                         0                    0.00                   0.00 %
                                   3 Month                         0                    0.00                   0.00 %
                                    Total                          8            1,898,673.88                   0.69 %
                                    Group Totals
                                                                             Principal
                                   Category              Number               Balance                Percentage
                                   1 Month                         9            2,297,873.88                   0.64 %
                                   2 Month                         0                    0.00                   0.00 %
                                   3 Month                         0                    0.00                   0.00 %
                                    Total                          9            2,297,873.88                   0.64 %

                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                      Group 1
                                                           Principal
                                      Number               Balance               Percentage
                                                0                    0.00                 0.00 %
                                      Group 2
                                                           Principal
                                      Number               Balance               Percentage
                                                0                    0.00                 0.00 %
                                     Group Totals
                                                           Principal
                                      Number               Balance               Percentage
                                                0                    0.00                 0.00 %
                                     * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                      Group 1
                                                           Principal
                                      Number               Balance               Percentage
                                                0                    0.00                 0.00 %
                                      Group 2
                                                           Principal
                                      Number               Balance               Percentage
                                                5            2,534,711.09                 0.93 %
                                     Group Totals
                                                           Principal
                                      Number               Balance               Percentage
                                                5            2,534,711.09                 0.71 %

                         Group 1 Foreclosure Reporting:

                         Number of Foreclosure Loans that are Current                                                    0
                         Principal Balance of Foreclosure Loans that are Current                                      0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                         0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                           0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                        0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                          0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                       0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                         0.00
                         Total Number of Foreclosure Loans                                                               0
                         Total Principal Balance of Foreclosure Loans                                                 0.00

                         Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                    0
                         Principal Balance of Foreclosure Loans that are Current                                      0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                         4
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                   1,597,211.09
                         Number of Foreclosure Loans that are 2 Months Delinquent                                        1
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                    937,500.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                       0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                         0.00
                         Total Number of Foreclosure Loans                                                               5
                         Total Principal Balance of Foreclosure Loans                                         2,534,711.09


                         REO Properties
                                     Group 1
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %
                                     Group 2
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %
                                    Group Totals
                                                          Principal
                                     Number               Balance               Percentage
                                               0                    0.00                 0.00 %


Loss Detail:
                         Current Realized Losses (Total)                                                    0.00
                                                Group 1                                                     0.00
                                                Group 2                                                     0.00

                         Subsequent Losses (Total)                                                          0.00
                                                Group 1                                                     0.00
                                                Group 2                                                     0.00

                         Subsequent Loss Recoveries (Total)                                                 0.00
                                                Group 1                                                     0.00
                                                Group 2                                                     0.00

                         Current Period Net Loss (Total)                                                    0.00
                                                Group 1                                                     0.00
                                                Group 2                                                     0.00

                         Cumulative Realized Losses (Total)                                                 0.00
                                                Group 1                                                     0.00
                                                Group 2                                                     0.00


Trigger Event                                                                                                                   NO
                         TEST I - Trigger Event Occurrence                                                                      NO
                         (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                                0.25329 %
                         28% of of Senior Enhancement Percetage                                                          3.16600 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                     NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                            0.00000 %
                         Required Cumulative Loss %                                                                      0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                        2,421,780.19
                         Ending Overcollateralization Amount                                                          2,421,780.19
                         Ending Overcollateralization Deficiency                                                              0.00
                         Overcollateralization Release Amount                                                                 0.00
                         Monthly Excess Interest                                                                        709,356.81
                         Payment to Class X                                                                             709,356.81

Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                    0.00
                         Additions to the Basis Risk Reserve Fund                                                             0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                         0.00
                         Ending Balance                                                                                       0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
